UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2014 (January 22, 2014)

BANCORPSOUTH, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On January 22, 2014, BancorpSouth, Inc. (the “Company”), the parent company of BancorpSouth Bank, issued a press release announcing that it had entered into a definitive merger agreement with Central Community Corporation, pursuant to which Central Community Corporation will merge with and into the Company.

Under the terms of the Agreement, the Company will issue a maximum of 7,250,000 shares of the Company’s common stock plus $28.5 million in cash for all outstanding shares of Central Community Corporation capital stock, subject to certain conditions and potential adjustments as described in the Agreement. The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval of the shareholders of Central Community Corporation. The transaction is expected to close during the second quarter of 2014.

The Company has posted on the Investor Relations page of its internet website a slide presentation related to its proposed merger with Central Community Corporation. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to such exhibit. The Company is not undertaking to update this presentation.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 8 – Other Events

Item 8.01. Other Events.

The press release announcing the proposed transaction is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit 99.1         BancorpSouth, Inc. Presentation dated January 22, 2014.

Exhibit 99.2         Press Release issued on January 22, 2014 by BancorpSouth, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

By:	/s/ Cathy S. Freeman
Cathy S. Freeman
Executive Vice President and Corporate Secretary

Date: January 22, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	BancorpSouth, Inc. Presentation dated January 22, 2014.

99.2	Press Release issued on January 22, 2014 by BancorpSouth, Inc.